Exhibit 10.5

Execution Version

DATED	31 MAY 2023

(1)	GLAS AMERICAS LLC
as European Collateral Agent

(2)	JPMORGAN CHASE BANK, N.A.
as Administrative Agent

(3)	DIEBOLD NIXDORF, INCORPORATED

(4)	DIEBOLD NIXDORF DEUTSCHLAND GMBH

(5)	DIEBOLD NIXDORF SYSTEMS GMBH

(6)	WINCOR NIXDORF INTERNATIONAL GMBH

(7)	DIEBOLD NIXDORF GLOBAL LOGISTICS GMBH

(8)	DIEBOLD NIXDORF HOLDING GERMANY GMBH

(9)	DIEBOLD NIXDORF LOGISTICS GMBH

(10)	WINCOR NIXDORF FACILITY GMBH

(11)	DIEBOLD NIXDORF REAL ESTATE GMBH & CO. KG

(12)	DIEBOLD NIXDORF BUSINESS ADMINISTRATION CENTER GMBH

(13)	IP MANAGEMENT GMBH

(14)	DIEBOLD NIXDORF VERMÖGENSVERWALTUNGS GMBH

(15)	DIEBOLD NIXDORF SECURITY GMBH

(16)	DIEBOLD NIXDORF OPERATIONS GMBH

(17)	DIEBOLD NIXDORF FINANCE GERMANY GMBH

(18)	DIEBOLD NIXDORF AB

SECURITY RELEASE AND AMENDMENT

AGREEMENT

(Sicherheitenfreigabe- und -änderungsvereinbarung)

i

THIS SECURITY RELEASE AND AMENDMENT AGREEMENT (THE “AGREEMENT”) IS MADE ON 30 MAY 2023 BETWEEN THE FOLLOWING PARTIES:

(1)

GLAS AMERICAS LLC, as European Collateral Agent (the “European Collateral Agent”), and in the name of the financial institutions listed in Schedule 1 hereto as lenders, agents and/or letter of credit issuers (the European Collateral Agent and the entities listed in Schedule 1 are collectively referred to as the “Secured Parties”); and

(2)

JPMORGAN CHASE BANK, N.A., a national banking association organized under the federal banking laws of the United States under Charter No. 8 issued by the US Comptroller of the Currency, as Administrative Agent (the “Administrative Agent”); and

(3)	DIEBOLD NIXDORF, INCORPORATED, an Ohio corporation, with its business address at 5995 Mayfair Road, North Canton, Ohio 44720 USA, as pledgor (the “Security Provider 1”); and

(4)

DIEBOLD NIXDORF DEUTSCHLAND GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 13110 (the “Security Provider 2”); and

(5)

DIEBOLD NIXDORF SYSTEMS GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 9489 (the “Security Provider 3”); and

(6)

WINCOR NIXDORF INTERNATIONAL GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 3507 (the “Security Provider 4”); and

(7)

DIEBOLD NIXDORF GLOBAL LOGISTICS GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 12262 (the “Security Provider 5”); and

(8)

DIEBOLD NIXDORF HOLDING GERMANY GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 14567 (the “Security Provider 6”); and

(9)

DIEBOLD NIXDORF LOGISTICS GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 3913 (the “Security Provider 7”); and

(10)

WINCOR NIXDORF FACILITY GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 3505 (the “Security Provider 8”); and

(11)

DIEBOLD NIXDORF REAL ESTATE GMBH & CO. KG, a limited partnership (Kommanditgesellschaft), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRA 2547 (the “Security Provider 9”); and

(12)

DIEBOLD NIXDORF BUSINESS ADMINISTRATION CENTER GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 9546 (the “Security Provider 10”); and

(13)

IP MANAGEMENT GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 8833 (the “Security Provider 11”); and

(14)

DIEBOLD NIXDORF VERMÖGENSVERWALTUNGS GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 15720 (the “Security Provider 12”); and

(15)

DIEBOLD NIXDORF SECURITY GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 3697 (the “Security Provider 13”); and

(16)

DIEBOLD NIXDORF OPERATIONS GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 3887 (the “Security Provider 14”); and

(17)

DIEBOLD NIXDORF FINANCE GERMANY GMBH, a limited liability company (Gesellschaft mit beschränkter Haftung), existing under the laws of Germany and having its registered office at Heinz-Nixdorf-Ring 1, 33106 Paderborn, Germany, registered with the commercial register (Handelsregister) of the local court (Amtsgericht) of Paderborn under registration number HRB 15287 (the “Security Provider 15” and, together with the Security Provider 2 through and including the Security Provider 15, collectively, the “German Security Providers”); and

(18)

DIEBOLD NIXDORF AB, a private limited liability company organized under the laws of Sweden with company registration number 556567-7787 (the “Security Provider 16” and, together with the Security Provider 1 through and including the Security Provider 15, collectively, the “Security Providers” and each, a “Security Provider”).

The parties referred to in (1) through (18) above are collectively referred to as the “Parties”.

INTRODUCTION

(A)

On 29 December 2022, among others, the Security Provider 1, as parent borrower, company and guarantor, the Security Provider 2, the Security Provider 3, the Security Provider 4 and the Security Provider 5, each as German borrowers and guarantors, several banks and other financial institutions or entities from time to time party thereto, as lenders, certain other guarantors, the Administrative Agent, as administrative agent, and the European Collateral Agent, as European collateral agent, entered into a USD 250,000,000 asset-based revolving credit and guaranty agreement governed by the laws of the State of New York (as amended, restated, supplemented or modified from time to time, the “ABL Credit Agreement”).

(B)

On 21 March 2023, among others, the Security Provider 1, as parent borrower, US borrower, company and guarantor, the Security Provider 2, the Security Provider 3, the Security Provider 4 and the Security Provider 5, each as German borrowers and guarantors, several banks and other financial institutions or entities from time to time party thereto as lenders, certain other guarantors and the Administrative Agent, as administrative agent, entered into an amendment and limited waiver agreement in relation to the ABL Credit Agreement to, inter alia, establish a USD 55,000,000 FILO Facility (as defined therein) under the ABL Credit Agreement (as amended, restated, supplemented or modified from time to time, the “FILO Facility”).

(C)

On 29 December 2022, among others, the Security Provider 1, as company and guarantor, the Security Provider 6, as borrower, the other Security Providers, as guarantors, several banks and other financial institutions or entities from time to time party thereto, as lenders, certain guarantors, GLAS USA LLC, as administrative agent (the “Super Priority Agent”), and the European Collateral Agent, as collateral agent, entered into a USD 400,000,000 credit agreement governed by the laws of the State of New York (as amended, restated, supplemented or modified from time to time, the “Super Priority Credit Agreement”).

(D)

On 20 July 2020, among others, the Security Provider 1, as issuer, certain guarantors party thereto from time to time, U.S. Bank Trust Company, National Association, as notes trustee and collateral agent, entered into an indenture relating to the Security Provider 1’s 9.375% senior secured notes due 2025 in an aggregate principal amount of USD 700,000,000, which indenture was amended and restated on 29 December 2022 in connection with an exchange of certain 9.375% senior secured notes due 2025 for additional 9.375% senior secured notes due 2025 by the amended and restated senior secured notes indenture, dated as of 29 December 2022, among the Security Provider 1, as issuer, certain guarantors party thereto from time to time, U.S. Bank Trust Company, National Association, as notes trustee, and the European Collateral Agent, as collateral agent (as amended and restated and as it may be further amended, restated, supplemented or modified from time to time, the “Existing USD Notes Indenture”).

(E)

On 20 July 2020, among others, Diebold Nixdorf Dutch Holding B.V., as issuer, the Security Provider 1, as guarantor, certain other guarantors party thereto from time to time, Elavon Financial Services DAC, as paying agent, transfer agent and registrar, U.S. Bank Trust Company, National Association, as notes trustee, and U.S. Bank Trustees Limited, as collateral agent, entered into an indenture relating to Diebold Nixdorf Dutch Holding B.V.’s 9.000% senior secured notes due 2025 in an aggregate principal amount of EUR 350,000,000, which indenture was amended and restated on 29 December 2022 in connection with an exchange of certain 9.000% senior secured notes due 2025 for additional 9.000% senior secured notes due 2025 by the amended and restated senior secured notes indenture, dated as of 29 December 2022, among Diebold Nixdorf Dutch Holding B.V., as issuer, the Security Provider 1, as guarantor, certain other guarantors party thereto from time to time, Elavon Financial Services DAC, as paying agent, transfer agent and registrar, U.S. Bank Trust Company, National Association, as notes trustee, and the European Collateral Agent, as collateral agent (as amended and restated and as it may be further amended, restated, supplemented or modified from time to time, the “Existing EUR Notes Indenture” and, together with the Existing USD Notes Indenture, the “2025 Notes Indentures”).

(F)

On 29 December 2022, among others, the Security Provider 1, the guarantors party thereto, the Administrative Agent, as administrative agent, the European Collateral Agent, as collateral agent, and the lenders party thereto from time to time entered into a USD 607,729,725.09 and EUR 102,866,418.28 credit agreement governed by the laws of the State of New York (as amended, restated, supplemented or modified from time to time, the “Extended Credit Agreement”).

(G)

On 29 December 2022, among others, the Security Provider 1, the guarantors party thereto, U.S. Bank Trust Company, National Association, as notes trustee, and the European Collateral Agent, as collateral agent, entered into a senior secured PIK toggle notes indenture relating to the Security Provider 1’s 8.50%/12.50% senior secured PIK toggle notes due 2026 in an aggregate principal amount of USD 333,616,814 (as amended, restated, supplemented or modified from time to time the “2L Notes Indenture”).

(H)

On 29 December 2022, among others, (i) the Administrative Agent, as an ABL representative, (ii) the European Collateral Agent, as an ABL representative, (iii) the European Collateral Agent, as the super priority term representative, (iv) the European Collateral Agent, as the extended term representative, (v) the Administrative Agent, as the existing term representative, (vi) the European Collateral Agent, as the new term debt representative, (vii) the European Collateral Agent, as the existing USD notes representative, (viii) the European Collateral Agent, as the existing EUR notes representative, and (ix) each of the loan parties party thereto entered into the ABL intercreditor agreement governed by the laws of the State of New York (as amended, restated, supplemented or modified from time to time, the “ABL Intercreditor Agreement”). Under the ABL Intercreditor Agreement, in order to secure each separate payment claim of each separate secured party, the Security Providers have acknowledged certain payment obligations under the Parallel Debt (as defined in the ABL Intercreditor Agreement).

(I)

In order to secure the Security Providers’ obligations under, as the case may be, the ABL Credit Agreement, the FILO Facility, the Super Priority Credit Agreement, the 2025 Notes Indentures, the Extended Credit Agreement, the 2L Notes Indenture, and any agreement that has been, or will be, entered into in connection therewith, in particular the ABL Intercreditor Agreement and any agreement purporting to create a security interest, as well as any other document designated as a debt document by the parties thereto, certain Security Providers have entered into certain German-law governed security agreements with the European Collateral Agent and/or the Administrative Agent. In this respect, (i) on 29 December 2022, the Security Provider 2 through and including the Security Provider 16 pledged to the European Collateral Agent and certain of the entities listed in Schedule 1 hereto their relevant bank accounts held with any bank in the Federal Republic of Germany (the “German Account Pledge Agreement”), (ii) on 29 December 2022, the Security Provider 2 through and including the Security Provider 15 transferred for security purposes to the European Collateral Agent certain of their movable assets located in the Federal Republic of Germany (as amended by a security amendment and restatement agreement dated 29 March 2023 between the European Collateral Agent, the Administrative Agent and the Security Provider 2 through and including the Security Provider 16, the “German Security Transfer Agreement”), (iii) on 29 December 2022, the Security Provider 2 through and including the Security Provider 15 assigned for security purposes to the European Collateral Agent their trade receivables, insurance receivables and intragroup receivables (as amended by a security amendment and restatement agreement dated 29 March 2023 between the European Collateral Agent, the Administrative Agent and the Security Provider 2 through and including the Security Provider 16, the “German Global Assignment Agreement”), (iv) on 29 March 2023, the Security Provider 2, the Security Provider 7 and the Security Provider 8 pledged to the European Collateral Agent under the notarial deed 262/2023 F of the German notary public Dr. Sabine Funke, Frankfurt am Main, the equity interests respectively owned by each such Security Provider in such other Security Providers (the “German Share Pledge Agreement”), (v) on 29 March 2023, the Security Provider 2 and the Security Provider 13 pledged to the European Collateral Agent under the notarial deed 262/2023 F of the German notary public Dr. Sabine Funke, Frankfurt am Main, their respective partnership interests in the Security Provider 9 (the “German Partners’ Interest Pledge Agreement”), (vi) on 29 March 2023 the Security Provider 2 through and including the Security Provider 16 pledged by way of a junior-ranking pledge to the European Collateral Agent and certain of the entities listed in Schedule 1 hereto their relevant bank accounts held with any bank in the Federal Republic of Germany (the “Junior-Ranking German Account Pledge Agreement” and, together with the German Account Pledge Agreement, the German Share Pledge Agreement and the German Partners’ Interest Pledge Agreement, collectively, the “German Pledge Agreements”) and (vii) on 29 March 2023, the Security Provider 2 through and including the Security Provider 15 assigned for security purposes to the European Collateral Agent certain intellectual property rights, domain claims and ancillary claims (the “German IP Security Assignment Agreement”, and, together with the German Pledge Agreements, the German Security Transfer Agreement and the German Global Assignment Agreement, collectively, the “German Security Agreements”).

(J)

Section 8.2.1(c)(ii) of the Super Priority Credit Agreement provides that in immediate contemplation, or following commencement, of bankruptcy, insolvency or reorganization proceedings with respect to the Security Provider 1 and its material Domestic Subsidiaries (as defined in the Super Priority Credit Agreement), the guarantees provided by the German Security Providers and the liens and security interests on assets of such entities may be released with the consent of the Supermajority Superpriority Lenders (as defined herein), solely in the event that (x) (i) lenders holding in excess of 66 2/3% of the outstanding loans under the Super Priority Credit Agreement (the “Supermajority Superpriority Lenders”), (ii) lenders holding in excess of 66 2/3% of the outstanding loans under the Extended Credit Agreement, (the “Supermajority New Term Lenders”), and (iii) holders holding in excess of 66 2/3% of the aggregate principal amount of the outstanding notes under the 2025 Notes Indentures (the “Supermajority 2025 Notes Holders”) determine in good faith that the release of such guarantees and liens and security interests is necessary to avoid material value deterioration of the German Security Providers (collectively, the “Superpriority Release Consents”) and (y) such German Security Providers are concurrently released from their guarantee obligations under the Extended Credit Agreement and the 2025 Notes Indentures and the liens and security interests on the assets of such entities securing the Extended Credit Agreement and the 2025 Notes Indentures are concurrently released (clauses (x) and (y) above referred to herein, collectively, as the “Superpriority Release Conditions”).

(K)

Section 8.2.1(c)(ii) of the Extended Credit Agreement provides that in immediate contemplation, or following commencement, of bankruptcy, insolvency or reorganization proceedings with respect to the Security Provider 1 and its material Domestic Subsidiaries (as defined in the Extended Credit Agreement), the guarantees provided by German Security Providers and the liens and security interests on assets of such German Security Providers may be released with the consent of the Supermajority Lenders (as defined in the Extended Credit Agreement), solely in the event that (x) (i) the Supermajority New Term Lenders, (ii) the Supermajority Superpriority Lenders, and (iii) the Supermajority 2025 Notes Holders determine in good faith that the release of such liens and security interests is necessary to avoid material value deterioration of the German Security Providers (collectively, the “Extended Release Consents”) and (y) such German Security Providers are concurrently released from their guarantee obligations under the Super Priority Credit Agreement and the 2025 Notes Indentures and the liens and security interests on the assets of such entities securing the Super Priority Credit Agreement and the 2025 Notes Indentures are concurrently released (clauses (x) and (y) above referred to herein, collectively, as the “Extended Release Conditions” and, together with the Superpriority Release Conditions, collectively, the “Release Conditions”).

(L)

Section 9.02(f) of each of the 2025 Notes Indentures provides that in immediate contemplation or following commencement of bankruptcy, insolvency or reorganization proceedings with respect to the Security Provider 1 and its material Domestic Subsidiaries (as defined in the 2025 Notes Indentures), the guarantees provided by German Security Providers and the liens on assets of such German Security Providers may be released with the consent of (x) the Supermajority Superpriority Lenders, (y) the Supermajority New Term Lenders, (z) the Supermajority 2025 Notes Holders in the event that such lenders and holders determine in good faith that the release of such guarantees and liens is necessary to avoid material value deterioration of the German Security Providers (collectively, the “2025 Notes Release Consents” and, together with the Superpriority Release Consents and the Extended Release Consents, collectively, the “Release Consents”).

(M)

Section 9.02(f) of the 2L Notes Indenture provides that in immediate contemplation or following commencement of bankruptcy, insolvency or reorganization proceedings with respect to the Security Provider 1 and its material Domestic Subsidiaries (as defined in the 2L Notes Indenture), the guarantees provided by German Security Providers and the liens on assets of such German Security Providers may be released with the consent of (x) (i) the Supermajority Superpriority Lenders, (ii) the Supermajority New Term Lenders, (iii) the Supermajority 2025 Notes Holders in the event that such lenders and holders determine in good faith that the release of such guarantees and liens is necessary to avoid material value deterioration of the German Security Providers.

(N)

The Security Provider 1 entered into that certain Guarantor Limited Release Agreement, dated as of 30 May 2023 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Superpriority Guarantor Release Agreement”), made by the Security Provider 1, as company, the German Security Providers, as German guarantors, the Super Priority Agent, as administrative agent, and the European Collateral Agent, as collateral agent.

(O)

The Security Provider 1 entered into that certain Guarantor Limited Release Agreement, dated as of 30 May 2023 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Extended Guarantor Release Agreement” and, together with the Superpriority Guarantor Release Agreement, each, a “Relevant Guarantor Release Agreement”), made by the Security Provider 1, as company, the German Security Providers, as German guarantors, the Administrative Agent, as administrative agent, and the European Collateral Agent, as collateral agent.

(P)

The Supermajority 2025 Notes Holders have delivered to the trustees under the 2025 Notes Indenture and 2L Notes Indenture consents to the release of the German Security Providers from their guarantee obligations under the 2025 Notes Indentures and the Security Provider 1 and Diebold Nixdorf Dutch Holding B.V., as applicable, have delivered to the trustees under the 2025 Notes Indenture and 2L Notes Indenture copies of the Relevant Guarantor Release Agreements.

(Q)

The Security Provider 1 entered into that certain Restructuring Support Agreement, dated as of 30 May 2023 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “RSA”), by and among the Security Provider 1, certain of its subsidiaries listed on the signature pages there to and the Consenting Creditors (as defined therein).

(R)	Pursuant to the RSA, the Security Provider 1, any Company Party (as defined in the RSA) or any Affiliate (as defined in the RSA) thereof may file the Chapter 11 Cases (as defined in the RSA).

(S)

Pursuant to the RSA, (i) the Supermajority Superpriority Lenders, the Supermajority New Term Lenders and the Supermajority 2025 Notes Holders have provided the Release Consents, (ii) the German Security Providers will, concurrently upon the satisfaction of the Condition Precedent (as defined below) and with the effectiveness of each Relevant Guarantor Release Agreement, be released from their guarantee obligations under the Super Priority Credit Agreement, the Extended Credit Agreement, the 2025 Notes Indentures and the 2L Notes Indenture, (iii) the liens and security interests on the assets of the German Security Providers securing the obligations under the Super Priority Credit Agreement, the Extended Credit Agreement, the 2025 Notes Indentures and the 2L Notes Indenture will, concurrently upon the satisfaction of the Condition Precedent and with the effectiveness of each Relevant Guarantor Release Agreement, be released and (iv) (A) the Supermajority Superpriority Lenders irrevocably authorized and directed the European Collateral Agent, as collateral agent, to enter into this Agreement and (B) the Supermajority New Term Lenders irrevocably authorized and directed the European Collateral Agent, as collateral agent, to enter into this Agreement. It being understood and agreed that immediately upon the occurrence of the releases contemplated in clauses (ii) and (iii) above, the Release Conditions shall be automatically satisfied.

(T)

The Administrative Agent and the European Collateral Agent are entering into this Agreement at the direction of the Supermajority Superpriority Lenders, the Supermajority New Term Lenders and the Supermajority 2025 Notes Holders to give effect to the release of the liens and security interests on the assets of the German Security Providers created under or pursuant to the German Security Agreements securing the obligations under the Super Priority Credit Agreement, the Extended Credit Agreement, the 2025 Notes Indentures and the 2L Notes Indenture immediately and automatically upon the commencement of the Chapter 11 Cases on the Petition Date (as defined in the RSA).

1.	INTERPRETATION

1.1	The interpretation and construction provisions set out in clause 1.2 of the German Security Agreements shall apply to this Agreement unless the context otherwise requires.

1.2

This Agreement is made in the English language only. However, terms to which a German translation has been added in italics shall be interpreted as having the meaning assigned to them by the German translation.

2.	CONDITION PRECEDENT

All waivers and amendments referred to in this Agreement (including clause 3 (Release of the German Security Agreements), collectively, the “Release”) are conditional upon (aufschiebend bedingt auf) (i) the commencement of the Chapter 11 Cases and occurrence of the Petition Date, (ii) the RSA being in effect and (iii) the satisfaction of the Release Conditions (the “Condition Precedent”).

3.	RELEASE UNDER THE GERMAN SECURITY AGREEMENTS

Subject only to the satisfaction of the Condition Precedent, the European Collateral Agent, acting at the direction of the Supermajority Superpriority Lenders, the Supermajority New Term Lenders and the Supermajority 2025 Notes Holders, and the other Secured Parties hereby irrevocably and unconditionally waive all rights they have or may have against any of the German Security Providers under or pursuant to the German Security Agreements in so far as the security granted by the German Security Providers under the German Security Agreements secure the obligations, liabilities and indemnities under or in connection with the Super Priority Credit Agreement, the Extended Credit Agreement, the 2025 Notes Indentures and the 2L Notes Indenture, so that the security granted by the German Security Providers under the German Security Agreements subject to satisfaction of the Condition Precedent only secure the obligations, liabilities and indemnities under or in connection with the ABL Credit Agreement and that the definition of Secured Obligations in the German Security Agreements shall be amended and construed accordingly:

(A)	German Account Pledge Agreement,:

The definition of “Secured Obligations” in clause 1.1 of the German Account Pledge Agreement shall be amended so that it reads as follows:

“ “Secured Obligations” means the “Secured Obligations” as that term is defined in the Intercreditor Agreement and in any event, includes any and all present and future, actual and contingent obligations which are (or are expressed to be) or become owed by any Loan Party to any Pledgee under or in respect of any Debt Document, and shall include (a) each Parallel Debt Undertaking, (b) any claims for unjust enrichment (ungerechtfertigte Bereicherung) or tort (Delikt), as well as (c) any claims of the Pledgees arising from the insolvency administrator’s choice to fulfil mutual agreements according to Section 103 of the German Insolvency Code (Insolvenzordnung), provided that in relation to any security created hereunder by Pledgor 1 to Pledgor 14, the Secured Obligations shall be limited to the Secured Obligations under or in respect of the ABL Credit Agreement (as amended from time to time and including the amendment dated 21 March 2023)). The term “Secured Obligations” also covers any future extension, prolongation or increase of any claims and rights of the Pledgees against the Loan Parties which constitute Secured Obligations.”

(B)	Junior-Ranking German Account Pledge Agreement:

The definition of “Secured Obligations” in clause 1.1 of the Junior-Ranking German Account Pledge Agreement shall be amended so that it reads as follows:

“ “Secured Obligations” means the “Secured Obligations” as that term is defined in the Intercreditor Agreement and in any event, includes any and all present and future, actual and contingent obligations which are (or are expressed to be) or become owed by any Loan Party to any Pledgee under or in respect of any Debt Document, and shall include (a) each Parallel Debt Undertaking, (b) any claims for unjust enrichment (ungerechtfertigte Bereicherung) or tort (Delikt), as well as (c) any claims of the Pledgees arising from the insolvency administrator’s choice to fulfil mutual agreements according to Section 103 of the German Insolvency Code (Insolvenzordnung) provided that in relation to any security created hereunder by Pledgor 1 to Pledgor 14, the Secured Obligations shall be limited to the Secured Obligations under or in respect of the ABL Credit Agreement (as amended from time to time and including the amendment dated 21 March 2023)). The term “Secured Obligations” also covers any future extension, prolongation or increase of any claims and rights of the Pledgees against the Loan Parties under the Debt Documents which constitute Secured Obligations.”

(C)	German Security Transfer Agreement and German Global Assignment Agreement:

The definition of “Secured Obligations” in clause 1.1 of each of the German Security Transfer Agreement and the German Global Assignment Agreement shall be amended so that it reads as follows:

“ “Secured Obligations” means the “Secured Obligations” as that term is defined in the Intercreditor Agreement (but limited to the Secured Obligations under or in respect of the ABL Credit Agreement (as amended from time to time and including the amendment dated 21 March 2023)) and in any event, includes any and all present and future, actual and contingent obligations which are (or are expressed to be) or become owed by any Loan Party to any Secured Party under or in respect of any Debt Document in respect of the ABL Credit Agreement (as amended from time to time and including the amendment dated 21 March 2023), and shall include (a) each Parallel Debt Undertaking, (b) any claims for unjust enrichment (ungerechtfertigte Bereicherung) or tort (Delikt), as well as (c) any claims of the Secured Parties arising from the insolvency administrator’s choice to fulfil mutual agreements according to Section 103 of the German Insolvency Code (Insolvenzordnung). The term “Secured Obligations” also covers any future extension, prolongation or increase of any claims and rights of the Secured Parties against the Loan Parties which constitute Secured Obligations.”

(D)	German IP Security Assignment Agreement:

The definition of “Secured Obligations” in clause 1.1 of the German IP Security Assignment Agreement shall be amended so that it reads as follows:

“ “Secured Obligations” means the “Secured Obligations” as that term is defined in the Intercreditor Agreement and in any event, includes any and all present and future, actual and contingent obligations which are (or are expressed to be) or become owed by any Loan Party to any Secured Party under or in respect of any Debt Document, and shall include (a) each Parallel Debt Undertaking, (b) any claims for unjust enrichment (ungerechtfertigte Bereicherung) or tort (Delikt), as well as (c) any claims of the Secured Parties arising from the insolvency administrator’s choice to fulfil mutual agreements according to Section 103 of the German Insolvency Code (Insolvenzordnung), provided that in relation to any Security created hereunder by Assignor 2 to and including Assignor 15, the Secured Obligations shall be limited to the Secured Obligations under or in respect of the ABL Credit Agreement (as amended from time to time and including the amendment dated 21 March 2023). The term “Secured Obligations” also covers any future extension, prolongation or increase of any claims and rights of the Secured Parties against the Loan Parties which constitute Secured Obligations.”

(E)	German Share Pledge Agreement:

The definition of “Secured Obligations” in clause 1.1 of each of the German Share Pledge Agreement shall be amended so that it reads as follows:

“ “Secured Obligations” means any and all present and future, actual and contingent obligations which are (or are expressed to be) or become owed by any Loan Party to the Collateral Agent under or in respect of any Debt Document, and shall include (a) each Parallel Debt Undertaking, (b) any claims for unjust enrichment “ungerechtfertigte Bereicherung” or tort “Delikt”, as well as (c) any claims of the Collateral Agent arising from the insolvency administrator’s choice to fulfil mutual agreements according to Section 103 of the German Insolvency Code “Insolvenzordnung”, provided that in relation to any security created hereunder by Pledgor 2 to and including Pledgor 4, the Secured Obligations shall be limited to the Secured Obligations under or in respect of the ABL Credit Agreement (as amended from time to time and including the amendment dated 21 March 2023). The term “Secured Obligations” also covers any future extension, prolongation or increase of any claims and rights of the Collateral Agent against the Loan Parties which constitute Secured Obligations;”, and

(F)	German Partners’ Interest Pledge Agreement:

The definition of “Secured Obligations” in clause 1.1 of the German Partners’ Interest Pledge Agreement shall be amended so that it reads as follows:

“ “Secured Obligations” means any and all present and future, actual and contingent obligations which are (or are expressed to be) or become owed by any Loan Party to the Collateral Agent under or in respect of the ABL Credit Agreement (as amended from time to time and including the amendment dated 21 March 2023), and shall include (a) each Parallel Debt Undertaking, (b) any claims for unjust enrichment “ungerechtfertigte Bereicherung” or tort “Delikt”, as well as (c) any claims of the Collateral Agent arising from the insolvency administrator’s choice to fulfil mutual agreements according to Section 103 of the German Insolvency Code “Insolvenz-ordnung”. The term “Secured Obligations” also covers any future extension, prolongation or increase of any claims and rights of the Collateral Agent against the Loan Parties which constitute Secured Obligations;”.

Each German Security Provider hereby accepts the foregoing waivers and each Security Provider hereby accepts the foregoing amendments in respect to the relevant German Security Agreement(s) to which it is party.

Clause 3 (Purpose of the pledges) of the German Account Pledge Agreement, clause 3 (Purpose of the pledges) of the Junior-Ranking German Account Pledge Agreement, clause 3 (Security purpose) of the German Security Transfer Agreement, clause 3 (Security purpose) of the German Global Assignment Agreement, clause 4 (Secured obligations) of the German IP Security Assignment Agreement; clause 3 (Security purpose) of the German Share Pledge Agreement and clause 3 (Security purpose) of the German Partners’ Interest Pledge Agreement shall be construed in a way that any security purpose other than to secure the ABL Secured Obligations (as defined in the relevant security agreement) shall only apply to the extent such security purpose is covered by the definition of “Secured Obligations” in the relevant security agreement.

4.	FURTHER ASSURANCE

Each applicable Secured Party hereby agrees that, at the written request, and at the sole cost and expense, of the relevant Security Provider, it will promptly sign and execute such further documents or instruments of release and do all such things and execute all such documents as may be reasonably necessary to give effect to the waivers and amendments made under this Agreement.

5.	NOTIFICATION OF RELEASE

Each applicable Secured Party hereby authorises the relevant Security Provider immediately following satisfaction of the Condition Precedent to notify any third party affected by the releases under this Agreement, in particular account banks, insurers and trade partners, in each case who have been informed of the German Security Agreements and on a need-to-know basis, of the amendments and releases effected under this Agreement and solely for that purpose to disclose the relevant parts of this Agreement to the relevant third party.

6.	INDEMNITY

6.1

The Secured Parties shall not be liable for any loss or damage suffered by any Security Provider save in respect of such loss or damage which is suffered as a result of the relevant Secured Party’s wilful misconduct (Vorsatz).

6.2

The Security Providers shall indemnify the Secured Parties and keep the Secured Parties indemnified against any damages, losses, actions, claims, expenses, demands and liabilities which may be made against or incurred by a Secured Party for anything done or omitted in the exercise or purported exercise of the powers and rights under this Agreement or occasioned by any breach of any of the Security Providers of any of their obligations or undertakings contained herein other than to the extent that such damages, losses, actions, claims, expenses, demands and liabilities are incurred by or made against a Secured Party as a result of the relevant Secured Party’s wilful misconduct (Vorsatz).

7.	COST AND EXPENSES

7.1

The Security Providers shall bear all costs, charges, fees and expenses triggered by this Agreement or reasonably incurred in connection with its preparation, execution, amendment and enforcement, in each case including fees for legal advisers, and shall pay such costs, charges, fees and expenses promptly following a respective demand by any of the Secured Parties.

8.	ASSIGNMENT AND TRANSFER

The Security Providers shall not be entitled to assign, transfer or otherwise dispose of any or all rights and/or obligations under this Agreement without the prior consent of the European Collateral Agent.

9.	PARTIAL INVALIDITY

The illegality, invalidity or unenforceability of any one or more provisions of this Agreement or any omission from this Agreement shall not affect the legality, validity or enforceability of this Agreement or any of its other provisions. Any illegal, invalid or unenforceable provision shall be replaced by the Parties hereto by a provision, or any omission shall be rectified by incorporation of a provision, which best achieves the commercial effect that the Parties hereto intended thereby.

10.	AMENDMENTS

This Agreement may be amended, modified or waived only in writing in an agreement signed by the Parties hereto. This also applies to this clause 10 (Amendments).

11.	COUNTERPARTS

This Agreement may be executed in any number of counterparts and by the different Parties hereto on separate counterparts each of which, when so executed and delivered, shall be an original but all the counterparts shall together constitute but one and the same instrument.

12.	LAW AND JURISDICTION

12.1	Law

This Agreement (and all non-contractual rights and obligations arising under or in connection with this Agreement) shall be governed by and construed in accordance with the laws of the Federal Republic of Germany.

12.2	Jurisdiction

The place of exclusive jurisdiction for the Parties hereto for disputes arising out of or in connection with this Agreement (including all disputes with regard to non-contractual rights and obligations arising out of or in connection with this Agreement) shall be the courts of Frankfurt am Main, Germany. Each Secured Party shall, however, also be entitled to take legal action against the relevant Security Provider before any other competent court of law having jurisdiction over that Security Provider or any of its assets.

SCHEDULE 1 – LIST OF SECURED PARTIES

(other than the European Collateral Agent)

Redacted

SIGNATURES

As European Collateral Agent

GLAS AMERICAS LLC

By:	/s/ Jeffrey Schoenfeld

Name:	Jeffrey Schoenfeld

Title:	Vice President

As Administrative Agent

JPMORGAN CHASE BANK, N.A.

By:	/s/ Kevin Podwika

Name:	Kevin Podwika

Title:	Authorized Officer

As Security Provider 1

DIEBOLD NIXDORF, INCORPORATED

By:	/s/ James Barna	/s/ Jonathan Leiken

Name:	James Barna	Jonathan Leiken

Title:	EVP, Chief Financial Officer	EVP, Chief Legal Officer and Secretary

As Security Provider 2

DIEBOLD NIXDORF DEUTSCHLAND GMBH

By:	/s/ Frank Johann

Name:	Frank Johan

Title:	Managing Director

As Security Provider 3

DIEBOLD NIXDORF SYSTEMS GMBH

By:	/s/ Jörn Förster

Name:	Jörn Förster

Title:	Managing Director

As Security Provider 4

WINCOR NIXDORF INTERNATIONAL GMBH

By:	/s/ Jörn Förster	/s/ Olaf Heyden

Name:	Jörn Förster	Olaf Heyden

Title:	Managing Director	Managing Director

As Security Provider 5

DIEBOLD NIXDORF GLOBAL LOGISTICS GMBH

By:	/s/ Christina Wieber

Name:	Christina Wieber

Title:	Managing Director

As Security Provider 6

DIEBOLD NIXDORF HOLDING GERMANY GMBH

By:	/s/ Olaf Heyden

Name:	Olaf Heyden

Title:	Managing Director

2

As Security Provider 7

DIEBOLD NIXDORF LOGISTICS GMBH

By:	/s/ Christina Wieber

Name:	Christina Wieber

Title:	Managing Director

As Security Provider 8

WINCOR NIXDORF FACILITY GMBH

By:	/s/ Jörn Förster

Name:	Jörn Förster

Title:	Managing Director

As Security Provider 9

DIEBOLD NIXDORF REAL ESTATE GMBH & CO. KG

By:	/s/ Jörn Förster

Name:	Jörn Förster

Title:	Managing Director

As Security Provider 10

DIEBOLD NIXDORF BUSINESS ADMINISTRATION CENTER GMBH

By:	/s/ Jörg Kleinschmidt

Name:	Jörg Kleinschmidt

Title:	Managing Director

3

As Security Provider 11

IP MANAGEMENT GMBH

By:	/s/ Olaf Heyden

Name:	Olaf Heyden

Title:	Managing Director

As Security Provider 12

DIEBOLD NIXDORF VERMÖGENSVERWALTUNGS GMBH

By:	/s/ Olaf Heyden

Name:	Olaf Heyden

Title:	Managing Director

As Security Provider 13

DIEBOLD NIXDORF SECURITY GMBH

By:	/s/ Jörn Förster

Name:	Jörn Förster

Title:	Managing Director

As Security Provider 14

DIEBOLD NIXDORF OPERATIONS GMBH

By:	/s/ Michael Schütt

Name:	Michael Schütt

Title:	Managing Director

4

As Security Provider 15

DIEBOLD NIXDORF FINANCE GERMANY GMBH

By:	/s/ Jörn Förster

Name:	Jörn Förster

Title:	Managing Director

As Security Provider 16

DIEBOLD NIXDORF AB

By:	/s/ Rene Lauxtermann

Name:	Rene Lauxtermann

Title:	Managing Director

5